Exhibit 99.3

Aditxt Inc.

Unaudited Pro Forma Consolidated

Financial Statements

(In U.S. dollars)

March 31, 2024

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars)

As at March 31, 2024

	Aditxt	Evofem	Appili (Note 3)	Pro Forma adjustments	Notes	Pro Forma consolidated
ASSETS	$	$	$	$		$
CURRENT ASSETS:
Cash	89	-	69	12,104	5(a)	12,259
Restricted Cash	-	689	-	-		689
Accounts receivable, net	427	4,306	855	-		5,588
Inventory	623	1,306	-	-		1,929
Prepaid expenses	457	622	142	-		1,221
Subscription receivable	-	-	-	-		-
Other receivable	-	-	11	-		11
TOTAL CURRENT ASSETS	1,596	6,923	1,077	12,104		21,700

Fixed assets, net	2,022	1,200	22	-		3,244
Intangible assets, net	9	-	-	6,451	5(b)	6,460
Deposits	132	-	-	-		132
Right of use asset - long term	1,940	59	-	-		1,999
Other assets	-	35	-	-		35
Goodwill	-	-	-	132,972	5(c)	132,972
Investment in Evofem / Appili	22,277	-	-	(22,277)	5(d)	-
TOTAL ASSETS	27,976	8,217	1,099	129,250		166,542

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars)

As at March 31, 2024

	Aditxt	Evofem	Appili (Note 3)	Pro Forma Adjustments	Notes	Pro Forma Consolidated
	$	$	$	$		$
LIABILITIES AND STOCKHOLDERS’ EQUITY CURRENT LIABILITIES:
Accounts payable and accrued expenses	9,361	24,130	3,087	2,600	5(e)	39,178
Notes payable - related party	468	-	-	-		468
Notes payable, net of discount	5,678	-	-	-		5,678
Financing on fixed assets	148	-	-	-		148
Deferred rent	147	-	-	-		147
Convertible notes payable carried at fair value	-	13,252	-	(13,252)	5(e)	-
Convertible notes payable - Adjuvant	-	29,101	-	(29,101)	5(e)	-
Derivative liabilities	-	4,310	-	(4,310)	5(e)	-
Other current liabilities	-	3,391	-	-		3,391
Corporate taxes payable	-	-	35	-		35
Long-term debt - current	-	-	5,394	-		5,394
Lease liability - current	901	55	-	-		956
–Advance on private placement	600	-	-	-		600
TOTAL CURRENT LIABILITIES	17,303	74,239	8,516	(44,063)		55,995

Long-term debt – non-current	-	-	646	-		646
Lease liability - long term	892	4	-	-		896
TOTAL LIABILITIES	18,195	74,243	9,162	(44,063)		57,537

Convertible and redeemable preferred stock	-	4,640	-	77,284	5(f)	81,924

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	2	5	-	(5)	5(g)	2
Treasury stock	(202)	-	-	-		(202)
Additional paid-in capital	152,601	823,409	44,629	(847,552)	5(g)	173,087
Accumulated other comprehensive income (loss)	-	(525)	178	347	5(g)	-
Accumulated equity (deficit)	(142,471)	(893,555)	(52,870)	943,239	5(g)	(145,657)
	9,930	(70,666)	(8,063)	96,029		27,230
NON-CONTROLLING INTEREST	(149)	-	-	-		(149)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	9,781	(70,666)	(8,063)	96,029		27,081

TOTAL LIABILITIES, CONVERTIBLE AND REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	27,976	8,217	1,099	129,250		166,542

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Consolidated Pro Forma Statement of Earnings

(Unaudited)

(In thousands of U.S. dollars, except earnings per share)

For the three months ended March 31, 2024

	Aditxt	Evofem	Appili (Note 3)	Pro Forma Adjustments	Notes	Pro Forma Consolidated
	$	$	$	$		$
REVENUE
Sales	80	3,603	8	-		3,691
Cost of goods sold	66	684	-	-		750
Gross profit (loss)	14	2,919	8	-		2,941
OPERATING EXPENSES
Research and development	8,145	594	1,183	-		9,922
Sales and marketing	41	2,345	15	-		2,401
General and administrative expenses	3,364	2,824	606	-		6,794
Total operating expenses	11,550	5,763	1,804	-		19,117

NET LOSS FROM OPERATIONS	(11,536)	(2,844)	(1,796)	-		(16,176)

OTHER INCOME/(EXPENSE)
Interest expense	(2,489)	-	-	-		(2,489)
Interest income	-	4	1	-		5
Other expense	-	(616)	(93)	-		(709)
Amortization of debt discount	(636)	-	-	-		(636)
Amortization of intangible assets	-	-	-	(117)	5(h)	(117)
Loss on issuance of financial instruments	-	(3,275)	-	3,275	5(h)	-
Gain on debt extinguishment	-	1,120	-	(1,120)	5(h)	-
Change in fair value of financial instruments	-	802	-	(802)	5(h)	-
Financing costs	-	-	(286)	-		(286)
Government assistance	-	-	1,361	-		1,361
Loss on note exchange agreement	(208)	-	-	-		(208)
Total other income/(expense)	(3,333)	(1,965)	983	1,236		(3,079)
Net loss before income taxes	(14,869)	(4,809)	(813)	1,236		(19,255)
Income tax expense	-	-	(7)	-		(7)
NET LOSS	(14,869)	(4,809)	(820)	1,236		(19,262)
NON-CONTROLLING INTEREST LOSS	139	-	-	-		139
NET LOSS ATTRIBUTABLE TO ADITXT, INC. & SUBSIDIARIES	(14,730)	(4,809)	(820)	1,236		(19,123)
Deemed Dividend	-	(47)	-	47		-
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	(14,730)	(4,856)	(820)	1,283		(19,123)

NET LOSS per share:
Basic	(9.1)					(9.84)
Diluted	(9.1)					(9.84)
Weighted average number of shares:
Basic	1,610,872					1,943,748
Diluted	1,610,872					1,943,748

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the three months ended March 31, 2024

1	Description of Transactions

Acquisition of Appili Therapeutics Inc. by Aditxt Inc.:

On December 12, 2023, Aditxt Inc. (“Aditxt”), through its wholly owned subsidiary, Adivir, Inc. (“Adivir”), acquired all of the outstanding Class A common shares of Appili Therapeutics Inc. (“Appili”) by way of a court approved plan of arrangement under the Canada Business Corporations Act and a definitive arrangement agreement entered between Appili and Adivir (the “Appili Transaction”). Upon closing of the Appili Transaction, Appili will become an indirect, wholly owned subsidiary of Aditxt. As part of the acquisition terms, Appili shareholders will receive 0.002745004 of a share of Aditxt common stock (the “Share Consideration”) and US$0.0467 in cash for each Appili share held (the “Cash Consideration” and together with Share Consideration collectively, the “Appili Transaction Consideration”), representing total consideration of approximately $6,582 based on closing price of the Aditxt shares on July 5, 2024. The consideration for acquiring Appili also included the assumption of Appili’s existing liabilities.

Acquisition of Evofem Biosciences by Aditxt:

On December 11, 2023, Aditxt, through a definitive agreement, entered into an Agreement and Plan of Merger, as amended and restated, with Evofem Biosciences, Inc. (“Evofem”) whereby Evofem will merge with a merger sub with Evofem surviving as as a wholly owned subsidiary of Aditxt (the “Evofem Transaction” and together with the Appili Transaction collectively, “the Transactions”)). The consideration for acquiring Evofem includes the issuance or exchange of convertible preferred stock of $91,610, and cash consideration of $1,800 to Evofem’s common stockholders, along with paying off Evofem’s senior secured notes amounting to $12,591, investment of $4,000 to Evofem and the assumption of Evofem’s existing liabilities.

2	Basis of preparation

The accompanying unaudited Pro Forma Consolidated Financial Statements of Aditxt, have been prepared to give effect to the acquisitions of Evofem and Appili under the acquisition method of accounting in accordance with ASC Topic 805 – Business Combinations (“ASC 805”). The unaudited Pro Forma Consolidated Statement of Financial Position gives effect to the transactions as if they had occurred on March 31, 2024. The unaudited Pro Forma Consolidated Statement of Earnings for the three months ended March 31, 2024, gives effect to the transactions as if they had occurred on January 1, 2023. The unaudited Pro Forma Consolidated Statement of Financial Position combines the unaudited interim Condensed Consolidated Statement of Financial Position of Aditxt as at March 31, 2024, with the unaudited interim Condensed Consolidated Statement of Financial Position of Evofem as at March 31, 2024, and the adjusted audited consolidated financial position of Appili as at March 31, 2024 (see Note 3).

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the three months ended March 31, 2024

2	Basis of preparation (continued)

The unaudited Pro Forma Consolidated Financial Statements are based on, and should be read in conjunction with:

●	the audited consolidated financial statements of Aditxt as at and for the year ended December 31, 2023 (“Aditxt’s 2023 Annual Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the audited consolidated financial statements of Evofem as at and for the year ended December 31, 2023 (“Evofem’s 2023 Annual Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with US GAAP;

●	the unaudited interim condensed consolidated financial statements of Aditxt as at and for the three months ended March 31, 2024 (“Aditxt’s 2024 Interim Condensed Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the unaudited interim condensed consolidated financial statements of Evofem as at and for the three months ended March 31, 2024 (“Evofem’s 2024 Interim Condensed Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the audited consolidated financial statements of Appili as at and for the year ended March 31, 2024 (Appili’s 2024 Annual Consolidated Financial Statements”) prepared in Canadian Dollars (“CAD”) and in accordance with Internation Financial Reporting Standards (“IFRS”); and

●	the unaudited interim condensed consolidated financial statements for the nine months ended December 31, 2023 (“Appili 2023 Interim Condensed Consolidated Financial Statements”) prepared in CAD and in accordance with IFRS.

For the purposes of preparing the unaudited Pro Forma Consolidated Financial Statements, adjustments have been made to align the financial information to US GAAP and convert to U.S. dollars (see Note 3).

The unaudited Pro Forma Consolidated Financial Statements have been presented for illustrative purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or financial performance would have been had the transactions been completed as at the dates indicated above, nor does it purport to project the future financial position or operating results of the combined company. The unaudited Pro Forma Consolidated Financial Statements do not reflect potential cost savings, operating synergies, and revenue enhancements that may be realized from the transactions. The actual financial position and results of operations of Aditxt for any period following the closing of the transactions may vary from the amounts set forth in the unaudited Pro Forma Consolidated Financial Statements, and such variations could be material.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the three months ended March 31, 2024

2	Basis of preparation (continued)

The pro forma adjustments are based upon available information and certain assumptions believed to be reasonable under the circumstances. The purchase price allocation and the corresponding fair value adjustments are provisional and subject to refinement as more detailed analyses are completed and additional information about the fair value of assets acquired and liabilities assumed becomes available. Aditxt will finalize all amounts as it obtains the necessary information to complete the measurement process, which will be no later than one year from the closing of the transactions. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing the unaudited Pro Forma Consolidated Financial Statements. Differences between these preliminary estimates and the final acquisition accounting may occur, and these differences could be material to the accompanying unaudited Pro Forma Consolidated Financial Statements and Aditxt’s future financial performance and financial position.

3	IFRS to US GAAP Reconciliation

For the purposes of preparing the unaudited Pro Forma Interim Consolidated Financial Statements, adjustments have been made to align the financial information of Appili to US GAAP and convert to U.S. dollars as detailed below.

As the ending date of the fiscal period for Appili differs from that of Aditxt, the three months results were extracted from the historical results of Appili for the year ended March 31, 2024, resulting in the statement of earnings for the three months ended March 31, 2024, as summarized below.

	As reported on March 31, 2024	US GAAP Adjustments	Notes	As at March 31, 2024	Currency Translation Adjustments	Notes	As at March 31, 2024
Appili Therapeutics Inc	(IFRS)			(US GAAP)			(US GAAP)
Consolidated Balance Sheet	(CAD)			(CAD)			(U.S. Dollars)
	$			$			$
Assets
Current Assets
Cash	94	-		94	(25)	(c)	69
Accounts receivable	1,159	-		1,159	(304)	(c)	855
Other receivable	15	-		15	(4)	(c)	11
Prepaid expenses	192	-		192	(50)	(c)	142
	1,460	-		1,460	(383)		1,077
Non-Current Assets
Fixed assets, net	30	-		30	(8)	(c)	22
Total Assets	1,490	-		1,490	(391)		1,099

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the three months ended March 31, 2024

3	IFRS to US GAAP Reconciliation (continued)

	As reported on March 31, 2024	US GAAP Adjustments	Notes	As at March 31, 2024	Currency Translation Adjustments	Notes	As at March 31, 2024
Appili Therapeutics Inc	(IFRS)			(US GAAP)			(US GAAP)
Consolidated Balance Sheet	(CAD)			(CAD)			(U.S. Dollars)
	$			$			$
Liabilities
Current Liabilities
Accounts payable and accrued expenses	4,183	-		4,183	(1,096)	(c)	3,087
Long-term debt - current	7,310	(1)	(a)	7,309	(1,915)	(c)	5,394
Corporate taxes payable	47	-		47	(12)	(c)	35
	11,540	(1)		11,539	(3,023)		8,516
Non-Current liabilities
Long-term debt - non-current	875	-		875	(229)	(c)	646
Total Liabilities	12,415	(1)		12,414	(3,252)		9,162

Shareholder’s Equity
Additional paid-in capital	58,168	-		58,168	(13,539)	(d)	44,629
Accumulated deficit	(69,093)	1	(a)	(69,092)	16,222	(d)	(52,870)
Currency translation adjustments	-	-		-	178	(e)	178
Total Shareholder’s Equity	(10,925)	1		(10,924)	2,861		(8,063)
Total Liabilities and Shareholder’s Equity	1,490	-		1,490	(391)		1,099

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the three months ended March 31, 2024

3	IFRS to US GAAP Reconciliation (continued)

	3 months ended March 31, 2024 (Extracted)	US GAAP Adjustments	Notes	3 months ended March 31, 2024	Currency translation adjustments	Notes	3 months ended March 31, 2024
	(IFRS)			(US GAAP)			(US GAAP)
Appili Therapeutics Inc	(CAD)			(CAD)			(U.S. Dollars)
Income	$			$			$
Sales	11	-		11	(3)	(f)	8
Interest income	1	-		1	-	(f)	1
	12	-		12	(3)		9
Expenses
Research and development	1,591	5	(b)	1,596	(413)	(f)	1,183
Sales and marketing	20	-		20	(5)	(f)	15
General and administrative expenses	817	-		817	(211)	(f)	606
Financing costs	383	3	(a)	386	(100)	(f)	286
Government assistance	(1,831)	(5)	(b)	(1,836)	475	(f)	(1,361)
Other income	126	-		126	(33)	(f)	93
	1,106	3		1,109	(287)		822
Loss before income taxes	(1,094)	(3)		(1,097)	284		(813)
Income tax expense	9	-		9	(2)	(f)	7
Net loss	(1,103)	(3)		(1,106)	286		(820)

(a)	Reflects an adjustment to the accretion of a loan payable on conversion from IFRS to US GAAP.

(b)	Reflects a presentation conforming adjustment to reclassify recognition of government grant funding relating to research and development activities on conversion from IFRS to US GAAP.

(c)	Reflects a currency translation adjustment from CAD to US dollars using the closing exchange rate on March 31, 2024, of 0.7380.

(d)	Reflects a currency translation adjustment from CAD to US dollars using the closing historical exchange rate for equity transactions and subsequently carried at historic values.

(e)	Reflects a presentation currency translation difference adjustment arising on translation of CAD to US dollars using historical rates.

(f)	Reflects a currency translation adjustment from CAD to US dollars using the average exchange rate for the three months ended March 31, 2024, of 0.7415.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the three months ended March 31, 2024

4	Preliminary Purchase Price Allocation

The following is a preliminary fair value estimate of the assets acquired and liabilities assumed by Aditxt in connection with Appili Transaction and Evofem Transaction, reconciled to the purchase price. For any items without a corresponding reference below, book value is assumed to reasonably approximate fair value based on currently available information.

	Notes	Evofem	Appili
		$	$
Assets acquired
Cash		-	69
Restricted cash		689	-
Accounts receivable		4,306	855
Inventory		1,306	-
Prepaid expenses		622	142
Other receivable		-	11
Intangible assets	(a)	-	7,037
Fixed assets		1,200	22
Right-of-use assets		59	-
Other assets		35	-
Total Assets		8,217	8,136
Liabilities assumed
Accounts payable and accrued expenses		24,130	3,087
Other current liabilities		3,391	-
Corporate taxes payable		-	35
Long-term debt		-	6,040
Lease liabilities		59	-
		27,580	9,162
Fair value of identifiable net liabilities acquired		(19,363)	(1,026)

Goodwill arising on acquisition:
Cash consideration		1,800	6,096
Shares issued		-	486
Convertible preferred shares issued		91,610	-
Notes assumed		12,591	-
Consideration paid		106,001	6,582
Add: fair value of identifiable net liabilities acquired		19,363	1,026
Goodwill arising from transaction	(b)	125,364	7,608

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the three months ended March 31, 2024

4	Preliminary Purchase Price Allocation (continued)

(a) A preliminary fair value estimate of $7,037 has been allocated to identifiable intangible assets acquired for the Appili Transaction. Intangibles assets acquired include licences and intellectual property rights to the research and development activities of Appili, with a useful life of 15 years.

(b) A preliminary estimate of $125,364 and $7,608 has been allocated to the goodwill for the Evofem Transaction and the Appili Transaction, respectively. Goodwill is calculated as the excess of the preliminary estimate of the acquisition date fair value of the consideration transferred, over the preliminary estimate of the fair values assigned to the identifiable assets acquired and liabilities assumed.

5	Pro Forma Adjustments in Connection with the Transactions

The following summarizes the pro forma adjustments in connection with the Appili Transaction and the Evofem Transaction to give effect to the transactions as if they had occurred on January 1, 2023, for the purposes of the unaudited Pro Forma Interim Consolidated Statement of Earnings and on March 31, 2024, for the purposes of the unaudited Pro Forma Interim Consolidated Statement of Financial Position. The pro forma adjustments were based on preliminary estimates and assumptions that are subject to change.

(a) Cash

Reflects the pro forma adjustment to cash representing the sources and uses of cash to close the Transactions as if the Transactions had occurred on March 31, 2024. Sources and uses of cash include the $6,096 decrease for the preliminary purchase price paid for the Appili Transaction, $1,800 decrease for the preliminary purchase price paid for the Evofem Transaction, and an increase of $20,000 in proceeds from the issuance of common stock of Aditxt, net of issuance costs.

(b) Intangible Assets

An increase of $7,037 to the carrying value of Appili intangible assets to adjust it to its preliminary estimated fair value and an increase of $586 to the accumulated amortization. Intangibles assets acquired include licenses and intellectual property rights to research and development activities of Appili.

(c) Goodwill

Reflects an increase of $125,364 and $7,608 of goodwill as a result of the preliminary purchase price allocation of Evofem Transaction and Appili Transaction, respectively. Goodwill is not amortized and is not currently assumed to be deductible for tax purposes. Goodwill could materially change based on changes in estimates in the fair value of the assets acquired, and liabilities assumed.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the three months ended March 31, 2024

5	Pro Forma Adjustments in Connection with the Transactions (continued)

(d) Investment in Evofem

Reflects a decrease of $22,277 in Investment in Evofem for the elimination of cost of investment in Evofem on consolidation.

(e) Current Liabilities

Accounts payable and accrued expenses: Reflects an increase of $2,600 for transaction costs associated with Evofem Transaction and Appili Transaction.

Convertible notes payable carried at fair value: Reflects a decrease of $13,252 to reflect the settlement of the notes in conjunction with the close of the transaction.

Convertible notes payable – Adjuvant: Reflects a decrease of $29,101 to reflect the settlement of the notes in conjunction with the close of the transaction.

Derivative liabilities: Reflects a decrease of $4,310 to reflect the settlement of the liabilities in conjunction with the close of the transaction.

(f) Mezzanine Equity

Convertible preferred stock: Reflects an increase of $81,925 for the issuance of convertible preferred stock for the Evofem Transaction and $4,640 decrease on elimination of convertible preferred stock of Evofem on consolidation.

(g) Total Equity

Common stock: Reflects the elimination of $5 for the common stock of Evofem.

Additional paid-in capital: Reflects an increase of $20,486 for the issuance of common stock in connection with the Appili Transaction, a $44,629 decrease on elimination of Appili paid-in-capital and a $823,409 decrease on elimination of Evofem paid-in-capital on consolidation.

Accumulated other comprehensive income (loss): Reflects a decrease of $178 on elimination of currency translation adjustment on consolidation of Appili and an increase of $525 upon elimination of comprehensive loss of Evofem.

Accumulated deficit: Reflects a $893,555 and $52,870 decrease in accumulated deficit to eliminate historical retained loss of Evofem and Appili, respectively, $586 increase in amortization expense for intangible assets relating to Appili, and $2,600 increase for transaction costs associated with the Appili Transaction and Evofem Transaction.

(h) The unaudited Pro Forma Consolidated Statement of Earnings is also adjusted as follows:

●	Increase amortization expense by $117 for amortization of the intangible assets recorded at fair value for the three months ended March 31, 2024.
●	Decrease to loss on issuance of financial instruments of $3,275 for the three months ended March 31, 2024 to remove the impact of issuances of purchase rights due to a down-round related to instruments that would have been extinguished as a requirement of the Evofem closing.
●	Decrease to gain on debt extinguishment of $1,120 for the three months ended March 31, 2024 to remove the impact of the debt extinguishment related to an instrument that would have been extinguished as a requirement of the Evofem closing.
●	Decrease to change in fair value of financial instruments of $802 for the three months ended March 31, 2024 to remove the impact of fair value adjustments related to instruments that would have been extinguished as a requirement of the Evofem closing.